UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant ☒        Filed by a Party other than the Registrant ☐

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(as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

JAPAN SMALLER CAPITALIZATION FUND, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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JAPAN SMALLER CAPITALIZATION FUND, INC.
Two World Financial Center, Building B
New York, New York 10281
_______________

NOTICE OF 2007 ANNUAL MEETING OF SHAREHOLDERS
November 8, 2007
_______________

TO THE SHAREHOLDERS OF
JAPAN SMALLER CAPITALIZATION FUND, INC.:

Notice is hereby given that the 2007 Annual Meeting of Shareholders (the “Meeting”) of Japan Smaller Capitalization Fund, Inc., a Maryland corporation (the “Fund”), will be held at the offices of Nomura Securities International, Inc., Two World Financial Center, Building B, New York, New York, on Thursday, November 8, 2007, at 10:30 A.M. to consider and vote on the following matters:

(1) The election of two Directors to serve as Class I Directors, each to serve for a term to expire in 2010 and until their successors are duly elected and qualify; and

(2) The transaction of such other business as may properly come before the Meeting or any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on September 17, 2007 as the Record Date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof.

You are cordially invited to attend the Meeting. Shareholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

By Order of the Board of Directors NEIL A. DANIELE Secretary

New York, New York
Dated: October 3, 2007

The enclosed proxy card may be executed by holders of record as of the Record Date. You are urged to complete, sign and date the enclosed proxy card and return it in the enclosed envelope whether or not you plan to attend the Meeting.

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PROXY STATEMENT

JAPAN SMALLER CAPITALIZATION FUND, INC.
Two World Financial Center, Building B
New York, New York 10281
_______________

2007 ANNUAL MEETING OF SHAREHOLDERS
November 8, 2007
_______________

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Japan Smaller Capitalization Fund, Inc., a Maryland corporation (the “Fund”), to be voted at the 2007 Annual Meeting of Shareholders of the Fund (the “Meeting”) to be held at the offices of Nomura Securities International, Inc., Two World Financial Center, Building B, New York, New York, on Thursday, November 8, 2007, at 10:30 A.M. The approximate mailing date of this Proxy Statement is October 5, 2007.

All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted FOR the election of two Class I Directors (Proposal 1).

Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund at the Fund’s address indicated above, by submitting a subsequently executed proxy or by voting in person at the Meeting.

Only shareholders can attend the Meeting and any adjournment or postponement thereof. To gain admittance, if you are a shareholder of record, you must bring a form of personal identification to the Meeting, where your name will be verified against our shareholder list. If a broker or other nominee holds your shares and you plan to attend the Meeting, you should bring a recent brokerage statement showing your ownership of the shares, as well as a form of personal identification.

The Board of Directors has fixed the close of business on September 17, 2007 as the Record Date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment or postponement thereof. Shareholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of September 17, 2007, the Fund had outstanding 21,242,170 shares of Common Stock, par value $0.10 per share.

The Board of Directors of the Fund knows of no business other than the election of two Class I Directors to be considered at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

The Fund sends annual and semi-annual reports to shareholders. The Fund will furnish, without charge, a copy of its most recent annual and semi-annual report succeeding such annual report to shareholders upon request to the Fund at Two World Financial Center, Building B, New York, New York 10281 (or call 1-800-833-0018).

ELECTION OF DIRECTORS

The Fund’s Board of Directors is divided into three classes of Directors serving staggered three-year terms and until their successors are elected and qualified. Each year the term of office of one class will expire. The term of office for Directors in Class I expires at the 2007 Annual Meeting of Shareholders and when their successors are duly elected and qualify. Each of the two Class I Director nominees proposed in this Proxy Statement for election to the Board of Directors is currently a Director of the Fund. The other current Directors consist of two Class II Directors and two Class III Directors, whose terms expire in 2008 and 2009, respectively, and when their successors are duly elected and qualify.

Should any vacancy occur on the Board of Directors, the remaining Directors would be able to fill such vacancy by the affirmative vote of a majority of the remaining Directors in office, even if the remaining Directors do not constitute a quorum, subject to any applicable requirements of the Investment Company Act of 1940, as amended (the “Investment Company Act”). Any Director elected by the Board to fill a vacancy would hold office until the remainder of the full term of the class of Directors in which the vacancy occurred and until a successor is elected and qualifies. If the size of the Board is increased, additional Directors will be apportioned among the three classes to make all classes as nearly equal as possible.

Proposal 1. Nominees Proposed for Election as Class I Directors

William G. Barker, Jr. and John F. Wallace have been nominated to serve as Class I Directors for a term expiring at the Annual Meeting of Shareholders to be held in 2010 and until their successors are duly elected and qualify. Mr. Barker has served as a Director of the Fund since 1993 and Mr. Wallace has served as a Director of the Fund since it commenced operations in 1990. The nominees have indicated an intention to serve if elected and have consented to be named in this Proxy Statement.

Unless authority is withheld in the proxy or properly revoked, it is the intention of the persons named in the accompanying form of proxy to vote each proxy for the election of Messrs. Barker and Wallace as Class I Directors.

The Board of Directors knows of no reason why either of the Class I Director nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee(s) as the Board of Directors may recommend. Neither Mr. Barker nor Mr. Wallace is an “interested person” of the Fund within the meaning of the Investment Company Act. It is currently expected that any such substitute nominee for either Mr. Barker or Mr. Wallace will similarly not be an “interested person” of the Fund.

The following table contains information about the nominees for election as Class I Directors.

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in the Fund Complex Overseen***	Other Public Directorships Held by the Director
Class I (Nominees for a Term Expiring at the Annual Meeting of Shareholders to be held in 2010)
William G. Barker, Jr.** (74) 111 Parsonage Road Greenwich Connecticut 06830	Class I Director	Director since 1993	Retired.	2 registered investment companies consisting of 2 portfolios	None

John F. Wallace (79)** 17 Rhoda Street West Hempstead New York 11552	Class I Director	Director since 1990
Retired since 2000; Vice President of the Fund from 1997 to 2000 and Secretary and Treasurer of the Fund from 1990 to 1997; Senior Vice President of NAM-U.S.A. from 1981 to 2000, Secretary from 1976 to 2000, Treasurer from 1984 to 2000 and Director from 1986 to 2000.
				2 registered investment companies consisting of 2 portfolios	None

______________
*
If a nominee is elected by the shareholders and qualifies, the nominee will serve as a Class I Director for a three-year term expiring at the Annual Meeting of Shareholders to be held in 2010 and until his successor is elected and qualified or until his earlier resignation or removal.

**
Each Class I Director nominee is also a director of Korea Equity Fund, Inc., for which Nomura Asset Management U.S.A. Inc. (“NAM-U.S.A.”) acts as manager and Nomura Asset Management Co., Ltd. (“NAM”) acts as investment adviser, and is a member of the Audit and Nominating Committees of Korea Equity Fund, Inc. and a member of the Audit and Nominating Committees of the Fund.

***	In addition to the Fund, the “Fund Complex” includes Korea Equity Fund, Inc.

Information Regarding Other Directors

The following tables contain information about Class II and Class III Directors, whose terms will continue after the Meeting.

Class II Directors

Interested Director

Biographical and other information relating to the Class II Director who is an “interested person,” as defined in the Investment Company Act, of the Fund is set out below.

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in the Fund Complex Overseen***	Other Public Directorships Held by the Director

Shigeru Shinohara (45)** c/o Nomura Asset Management U.S.A. Inc. Two World Financial Center, Building B New York New York 10281	Class II Director and President	Director since May 2007
President of Nomura Asset Management U.S.A. Inc. (“NAM-U.S.A.”) since 2007; Executive Vice President of Nomura Corporate Research and Asset Management Inc. from 2006 to 2007; previously Chief Fund Analyst at Nomura Funds Research and Technologies Co., Ltd.
				2 registered investment companies consisting of 2 portfolios	None
_____________
*
Following the resignation of Mr. Hiroshi Terasaki as a Director of the Fund, the Board of Directors elected Mr. Shinohara as a Class II Director of the Fund, effective May 31, 2007, to serve for a term expiring at the Annual Meeting of Shareholders to be held in 2008 and until his successor is elected and qualified or until his earlier resignation or removal.

**
Mr. Shinohara is an “interested person,” as defined in the Investment Company Act, of the Fund based on his positions with NAM-U.S.A. Mr. Shinohara is a director of Korea Equity Fund, Inc. for which NAM-U.S.A. acts as manager and for which NAM acts as investment adviser.

***	In addition to the Fund, the “Fund Complex” includes Korea Equity Fund, Inc.

Non-Interested Director

Biographical and other information relating to the Class II Director who is not an “interested person,” as defined in the Investment Company Act, of the Fund is set out below.

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in the Fund Complex Overseen***	Other Public Directorships Held by the Director

Chor Weng Tan (71)** 6245 Paseo Privado Carlsbad, California 92009	Class II Director	Director since 1990	Retired since 2004; Managing Director for Education, The American Society of Mechanical Engineers from 1991 to 2004.	2 registered investment companies consisting of 2 portfolios	None
______________
*
Mr. Tan serves as a Class II Director for a term expiring at the Annual Meeting of Shareholders to be held in 2008 and until his successor is elected and qualified or until his earlier resignation or removal.

**
Mr. Tan is also a director of Korea Equity Fund, Inc. for which NAM-U.S.A. acts as manager and NAM acts as investment adviser, and is a member of the Audit and Nominating Committees of Korea Equity Fund, Inc. and a member of the Audit and Nominating Committees of the Fund.

***	In addition to the Fund, the “Fund Complex” includes Korea Equity Fund, Inc.

Class III Directors

Non-Interested Directors

Each of the Class III Directors is not an “interested person,” as defined in the Investment Company Act, of the Fund. Biographical and other information relating to the Class III Directors is set out below.

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in the Fund Complex Overseen***	Other Public Directorships Held by the Director

Rodney A. Buck (59)*** 1857 West County Road Calais Vermont 05648	Class III Director	Director since 2006
Owner, Buck Capital Management (private investment management firm) since 2005; Executive Vice President and Chief Investment Officer, National Life Group (insurance holding company) from 2000 to 2005; Chief Executive Officer, Sentinel Advisors Company (investment adviser) from 1996 to 2005
				2 registered investment companies consisting of 2 portfolios	None
David B. Chemidlin (50)*** 67 Glen Eagle Drive Watchung New Jersey 07060	Class III Director	Director since 2006	Corporate Controller, Advance Magazine Publishers, Inc. (d/b/a Conde Nast) since 1995.	2 registered investment companies consisting of 2 portfolios	None
______________
*
Each Class III Director serves for a three-year term expiring at the Annual Meeting of Shareholders to be held in 2009 and until his successor is elected and qualified or until his earlier resignation or removal.

**	In addition to the Fund, the “Fund Complex” includes Korea Equity Fund, Inc.
***
Each Class III Director is also a director of Korea Equity Fund, Inc. for which NAM–U.S.A. acts as manager and NAM acts as investment adviser, and is a member of the Audit and Nominating Committees of Korea Equity Fund, Inc. and a member of the Audit and Nominating Committees of the Fund.

Additional Information Concerning Directors

Committees and Directors’ Meetings.  The Board of Directors has a standing Audit Committee and a standing Nominating Committee, each of which consists of the Directors who are not “interested persons” of the Fund within the meaning of the Investment Company Act and are “independent” as defined in the New York Stock Exchange listing standards. The principal responsibilities of the Audit Committee and the Nominating Committee are described below. The Fund has no standing Compensation Committee. The non-interested Directors have retained independent legal counsel to assist them in connection with their duties.

During the fiscal year ended February 28, 2007, the Board of Directors held twelve meetings, the Audit Committee held two meetings and the Nominating Committee held two meetings. Each Director attended at least 75% of the aggregate number of meetings of the Board of Directors held during the period for which he served and, if a member, of the aggregate number of meetings of the Audit and Nominating Committees held during the period for which he served.

Report of the Audit Committee.  The following is a report by the Fund’s Audit Committee regarding the responsibilities and functions of the Audit Committee.

Pursuant to the Audit Committee Charter adopted by the Fund’s Board of Directors on August 6, 2003, the Audit Committee’s principal responsibilities are to: (i) select and oversee the Fund’s independent accountants; (ii) review with the independent accountants the scope, performance and anticipated cost of their audit; (iii) discuss with the independent accountants certain matters relating to the Fund’s financial statements, including any adjustment to such financial statements recommended by such independent accountants, or any other results of any audit; (iv) ensure that the independent accountants submit on a periodic basis a formal written statement as to their independence, discuss with the independent accountants any relationships or services disclosed in the statement that may impact the objectivity and independence of the Fund’s independent accountants and recommend that the Board take appropriate action in response to this statement to satisfy itself of the independent accountants’ independence; and (v) consider the comments of the independent accountants and management’s responses thereto with respect to the quality and adequacy of the Fund’s accounting and financial reporting policies and practices and internal controls. A copy of the Audit Committee Charter is attached to this Proxy Statement as Exhibit I.

The Audit Committee has received written disclosures and the letter required by Independence Standards Board Standard No. 1 from Ernst & Young LLP (“Ernst & Young”), the Fund’s independent accountants, and discussed with Ernst & Young certain matters required to be discussed by Statement on Auditing Standards No. 61. The Audit Committee has considered whether the provision of non-audit services by Ernst & Young is compatible with maintaining the independence of those accountants. At its meeting held April 17, 2007, the Audit Committee reviewed and discussed the audit of the Fund’s financial statements with Fund management and Ernst & Young. The Audit Committee discussed with Ernst & Young their independence and considered whether the provision of services by Ernst & Young to the Fund and to NAM-U.S.A. and its affiliates was compatible with maintaining Ernst & Young’s independence. Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors that the Fund’s audited financial statements be included in the Fund’s Annual Report to shareholders for the fiscal year ended February 28, 2007.

The Audit Committee’s Charter for the Fund requires the Audit Committee (a) to pre-approve all auditing services to be provided to the Fund by the Fund’s independent accountants; (b) to pre-approve all non-audit services, including tax services, to be provided to the Fund by the Fund’s independent accountants in accordance with the Securities Exchange Act of 1934, as amended (the “1934 Act”); provided, however, that the preapproval requirement with respect to the provision of non-audit services to the Fund by the Fund’s independent accountants may be waived by the Audit Committee under the circumstances described in the 1934 Act and (c) to pre-approve non-audit services to be provided to the Fund’s investment adviser (and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund) if the engagement relates directly to the operations and financial reporting of the Fund.

Submitted by the Audit Committee of the Board of Directors of the Fund William G. Barker, Jr. Rodney A. Buck David B. Chemidlin Chor Weng Tan John F. Wallace

Nominating Committee; Consideration of Potential Director Nominees.  The principal purpose of the Nominating Committee is to select and nominate the independent (i.e., non-interested) Directors of the Fund.  It evaluates candidates’ qualifications for Board membership and, with respect to nominees for positions as independent directors, their independence from the Fund’s manager and its affiliates and other principal service providers. The Committee periodically reviews director compensation and will recommend any appropriate changes to the Board as a group. This Committee also reviews and may make recommendations to the Board relating to those issues that pertain to the effectiveness of the Board in carrying out its responsibilities in governing the Fund and overseeing the management of the Fund.

The Nominating Committee will consider potential director candidates recommended by Fund shareholders provided that the proposed candidates satisfy the director qualification requirements provided in the Nominating Committee’s Charter; are not “interested persons” of the Fund or the Fund’s investment adviser within the meaning of the Investment Company Act; and are “independent” as defined in the New York Stock Exchange listing standards. A copy of the Nominating Committee Charter is attached to this Proxy Statement as Exhibit II.

Shareholders recommending potential director candidates must substantiate compliance with these requirements at the time of submitting their proposed director candidate to the attention of the Fund’s Secretary.

Notice to the Fund’s Secretary should be provided in accordance with the deadline specified in the Fund’s Bylaws and include the information required by the Fund’s Bylaws.

The Nominating Committee identifies prospective candidates from any reasonable source and has the ability to engage third-party services for the identification and evaluation of potential nominees. Generally, the Committee meets annually to identify and evaluate nominees for Director and make its recommendations to the Board. The Committee may meet more frequently if vacancies on the Board occur during a given year. In identifying and evaluating a potential nominee to serve as an independent Director of the Fund, the Nominating Committee will consider, among other factors: (i) whether the individual has any material relationships that could create any appearance of impropriety with respect to or a lack of independence from NAM-U.S.A. or any of its affiliates; (ii) whether the individual has the integrity, independence of mind and personal qualities to fulfill the fiduciary duties of an independent Director of the Fund and to protect the interests of Fund shareholders; (iii) the individual’s corporate or other business experience in significant positions which demonstrate sound business judgment; (iv) whether the individual has financial and accounting experience; (v) the individual’s ability to attend at least four regular meetings a year and (vi) whether the individual can add to the balance of experience of the present independent Directors. The standard of the Nominating Committee is to treat all equally qualified nominees in the same manner.

The Independent Directors have adopted a policy that Independent Directors may serve up to age 72. The Independent Directors serving prior to July 2006 may serve up to the age of 82, provided that they continue to meet the criteria set forth above.

In accordance with its Charter, the Nominating Committee met and considered nominations for Class I Directors of the Fund. No nominee recommendation was received from shareholders. The Nominating Committee determined to nominate Messrs. William G. Barker, Jr. and John F. Wallace for re-election as Directors of the Fund. The Nominating Committee may modify its policies and procedures for director nominees and recommendations from time to time in response to changes in the Fund’s needs and circumstances, and as applicable legal or listing standards change.

Communications with the Board of Directors.  Shareholders may send written communications to the Fund’s Board of Directors or to an individual Director by mailing such correspondence to the Secretary of the Fund (addressed to Two World Financial Center, Building B, New York, New York 10281). Such communications must be signed by the shareholder and identify the class and number of shares held by the shareholder.  Properly submitted shareholder communications will, as appropriate, be forwarded to the entire Board or to the individual Director. Any shareholder proposal submitted pursuant to Rule 14a-8 under the 1934 Act, must continue to meet all the requirements of Rule 14a-8. See “Additional Information—Proposals of Shareholders” below.

Director Attendance at Shareholder Meetings.  The Fund has no formal policy regarding director attendance at shareholder meetings. All of the members of the Board of Directors then in office were present at the Fund’s 2006 annual meeting of shareholders.

Compliance with Section 16(a) of the Securities Exchange Act of 1934.  Section 16(a) of the 1934 Act requires the officers and directors of the Fund and persons who own more than 10% of a registered class of the Fund’s equity securities to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (the “SEC”), the New York Stock Exchange and the Boston Stock Exchange. Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 that they file.

Based solely on the Fund’s review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, the Fund believes that all of its officers, directors, greater than 10% beneficial owners and other persons subject to Section 16 of the 1934 Act due to the requirements of Section 30 of the Investment Company Act (i.e., any advisory board member, investment adviser or affiliated person of the Fund’s investment adviser), have complied with all filing requirements applicable to them with respect to transactions during the Fund’s most recent fiscal year, except that Forms 3 for two current

Directors, Rodney A. Buck and David B. Chemidlin, were filed by the Fund on their behalf subsequent to their due dates.

Compensation of Directors.  NAM-U.S.A. pays all compensation of all Directors of the Fund who are affiliated with NAM-U.S.A. or any of its affiliates. The Fund pays to each Director not affiliated with NAM-U.S.A. or any of its affiliates an annual fee of $10,000 plus $1,000 per Board or committee meeting attended, together with such Director’s actual out-of-pocket expenses relating to attendance at meetings. Mr. Barker, who has been designated by the Independent Directors to serve as Lead Director, is paid an additional $5,000 annually.  Such fees and expenses aggregated $149,875 for the fiscal year ended February 28, 2007.

The following table sets forth for the periods indicated compensation (not including expense reimbursements) paid by the Fund to its Directors and the aggregate compensation paid to the Directors by all U.S. registered investment companies managed by NAM-U.S.A. or advised by NAM:

Name of Director	Aggregate Compensation from Fund for its Fiscal Year Ended February 28, 2007	Pension or Retirement Benefit Accrued as Part of Fund Expenses for its Fiscal Year Ended February 28, 2007	Aggregate Compensation from Fund Complex Paid to Directors During the Calendar Year Ended December 31, 2006*
William G. Barker, Jr.	$27,000	None	$54,500
Rodney A. Buck**	8,342	None	14,397
David B. Chemidlin**	5,863	None	8,438
William K. Grollman***	18,000	None	36,500
Chor Weng Tan	22,000	None	44,500
Arthur R. Taylor***	19,000	None	37,500
Hiroshi Terasaki**	-	None	-
John F. Wallace	22,000	None	44,500

____________
*
In addition to the Fund, the “Fund Complex” includes Korea Equity Fund, Inc. Because the funds in the Fund Complex do not share a common fiscal year, the information relating to compensation from the Fund Complex paid to the Directors is provided as of December 31, 2006.

**	Messrs. Buck, Chemidlin and Terasaki were elected Directors of the Fund effective November 18, 2006, November 8, 2006, and June 20, 2005, respectively.
***	The directorship terms of Messrs. Grollman and Taylor expired effective November 18, 2006.

Officers of the Fund.  Officers of the Fund are elected and appointed by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve. Certain biographical and other information relating to the officers of the Fund is set out below:

Name, Address* and Age of Officers	Position(s) Held with the Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years
Shigeru Shinohara (45)	President	President since 2007
President of NAM-U.S.A. since 2007; Executive Vice President of Nomura Corporate Research and Asset Management Inc. from 2006 to 2007; previously, Chief Fund Analyst at Nomura Funds Research and Technologies Co., Ltd.

Kenneth L. Munt (60)	Vice President	Vice President since 2001	Managing Director of NAM-U.S.A. since 2007 and Secretary since 1999.
Rita Chopra-Brathwaite (38)	Treasurer	Treasurer since 2002	Senior Vice President of NAM-U.S.A. since 2007 and Vice President from 2001 to 2007.
Neil Daniele (47)	Secretary	Secretary since 2002
Managing Director and Chief Compliance Officer of NAM-U.S.A. since 2007; Senior Vice President of NAM-U.S.A. from 2002 to 2007; Vice President and Compliance Officer of Munich Re Capital Management Corp. (asset management firm) from 2001 to 2002.

______________
*	The address of each officer listed above is Two World Financial Center, Building B, New York, New York 10281.
**	Elected by and serves at the pleasure of the Board of Directors.

Stock Ownership.  Information relating to the share ownership by each Director nominee and each current Director at October 2, 2007, is set out below:

Name of Continuing Directors and Nominees	Shares of Common Stock of the Fund Beneficially Owned	Aggregate Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Securities in All Registered Funds in the Fund Complex Overseen by Director Nominee
Continuing Directors
Rodney A. Buck	2,000	$10,001-$50,000	$50,001-$100,000
David B. Chemdlin	-	None	None
Shigeru Shinohara	-	None	None
Chor Weng Tan	2,340	$10,001-$50,000	Over $100,000

Nominees
William G. Barker, Jr.	-	None	None
John F. Wallace	2,211	$10,001-$50,000	$50,001-$100,000

As of October 2, 2007, the current Directors and officers of the Fund as a group (9 persons) owned an aggregate of less than 1% of the outstanding shares of the Fund. At such date, all of the officers of the Fund as a group (4 persons) owned an aggregate of less than 1% of the outstanding shares of Nomura Holdings, Inc., the parent company of each of NAM-U.S.A. and NAM.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

To the knowledge of the management of the Fund, there are no persons that are beneficial owners of more than 5% of the Fund’s outstanding shares.

ADDITIONAL INFORMATION

Expenses and Methods of Proxy Solicitation

The expense of preparation, printing and mailing of the enclosed form of proxy, this Proxy Statement and the accompanying Notice of Meeting will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. In addition to the solicitation of proxies by mail, proxies may be solicited in person or by telephone. The Fund has retained The Altman Group (“Altman”), a firm that specializes in proxy solicitation services, to assist in the solicitation of proxies for the Meeting for a fee of approximately $4,000, together with reimbursement of such firm’s expenses. Altman is obligated to provide proxy solicitation services including, but not limited to, distribution of proxies to broker-dealers, telephonic communication with shareholders and broker-dealers, and monitoring of voting results.

Independent Accountants’ Fees

The SEC’s auditor independence rules require the Fund’s Audit Committee to pre-approve: (a) all audit and permissible non-audit services provided by the Fund’s independent accountants directly to the Fund and (b) those permissible non-audit services provided by the Fund’s independent accountants to NAM-U.S.A. and entities controlling, controlled by or under common control with NAM-U.S.A., if the services relate directly to the operations and financial reporting of the Fund.

The following table sets forth the aggregate fees paid to Ernst & Young, independent accountants for the Fund, for the Fund’s fiscal years ended February 28, 2006 and February 28, 2007 for professional services rendered for: (i) the audit of the Fund’s annual financial statements and the review of financial statements included in the Fund’s reports to shareholders; (ii) financial information systems design and implementation services provided to the Fund, NAM-U.S.A. and entities controlling, controlled by or under common control with NAM-U.S.A. that provide services to the Fund; and (iii) all other non-audit services provided to the Fund, NAM-U.S.A. and entities controlling, controlled by or under common control with NAM-U.S.A. that provide services to the Fund. For the Fund’s fiscal year ended February 28, 2007, the independent accountants did not render any other audit-related services to the Fund, except as described under clause (i) above. The Fund’s Audit Committee has determined that the provision of non-audit services under clause (iii) is compatible with maintaining the independence of the independent accountants from the Fund.

Fiscal Year End	Audit Fees Charged to the Fund	Audit Related Fees	Tax Fees	Financial Information Systems Design and Implementation Fees	All Other Fees
February 28, 2006	$65,000	$9,000	$1,000	$0	$0
February 28, 2007	$68,000	$9,500	$1,000	$0	$0

A representative from Ernst & Young is expected to be present in person or by telephonic conference call at the Meeting and will have the opportunity to make a statement and to respond to appropriate questions.

Voting Requirements

The holders of a majority of the shares of stock of the Fund entitled to vote at the Meeting, present in person or by proxy, shall constitute a quorum for the transaction of business at the Meeting. If, by the time scheduled for the Meeting, a quorum of the Fund’s shareholders is not present, or if a quorum is present but sufficient votes to act upon the proposals are not received from the shareholders, the chairman of the Meeting may propose one or more adjournments of the Meeting to permit further solicitation of proxies from shareholders.  No additional notice will be provided to shareholders in the event the Meeting is adjourned unless otherwise required by Maryland law.

All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted FOR the election of two Class I Director nominees (Proposal 1). Provided that a quorum has been established at the Meeting, approval of the election of two Class I Directors to the Board of Directors (Proposal 1) requires the affirmative vote of a majority of the shares outstanding and entitled to vote thereon, in person or by proxy. Approval of any other routine matter which may properly come before the Meeting for consideration requires the affirmative vote of a majority of the votes cast.

Broker Non-Votes and Abstentions

The Fund expects that broker-dealer firms holding shares of the Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each proposal before the Meeting. The Fund understands that under the rules of the New York Stock Exchange, broker-dealers may, without instructions from such customers, clients and beneficial shareholders, grant authority to the proxies designated by the Fund to vote on certain matters to be considered if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. Certain broker-dealer firms may exercise discretion over shares held in their name for which no instructions are received by voting such shares in the same proportion as they have voted shares for which they have received instructions.

The shares as to which the proxies so designated are granted authority by broker-dealer firms to vote on the proposals to be considered at the Meeting, the shares as to which broker-dealer firms have declined to vote (“broker non-votes”), as well as the shares as to which proxies are returned by record shareholders but which are marked “abstain” on any proposal will be included in the Fund’s tabulation of the total number of votes present for purposes of determining whether the necessary quorum of shareholders exists.  However, abstentions and broker non-votes will not be counted as votes cast. Therefore, abstentions and broker non-votes will have the same effect as a vote against the election of Director nominees.

Other Matters

With regard to any other business matters that may properly come before the Meeting for consideration, it is the intention of the persons named in the enclosed proxy to use their discretionary voting authority and to vote in accordance with their best judgment.

Address of Manager, Investment Adviser and Investment Sub-Advisers

The address of NAM-U.S.A. is Two World Financial Center, Building B, New York, New York 10281.  The address of NAM is 1-12-1, Nihonbashi, Chuo-ku, Tokyo 103-8260, Japan.

Proposals of Shareholders

Proposals of shareholders intended to be presented at the next Annual Meeting of Shareholders of the Fund, which is expected to be held in November 2008, must be received by the Fund for inclusion in its Proxy Statement and form of proxy relating to that meeting by June 5, 2008. Written proposals with regard to the Fund should be sent to the Secretary of the Fund, Two World Financial Center, Building B, New York, New York 10281.

Shareholders wishing to present proposals at the next annual meeting of shareholders of the Fund that they do not wish to be included in the Fund’s proxy statement and form of proxy must send written notice of such proposals to the Secretary of the Fund, Two World Financial Center, Building B, New York, New York 10281, and such notice must be received by the Secretary no sooner than June 5, 2008 and no later than July 5, 2008 in the form prescribed from time to time in the Fund’s Bylaws.

By Order of the Board of Directors Neil A. Daniele Secretary

New York, New York
Dated: October 3, 2007

Exhibit I

CHARTER OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS

For the purpose of this Audit Committee Charter, the Audit Committee of each of Japan Smaller Capitalization Fund, Inc. and Korea Equity Fund, Inc. (each a “Fund”) will be referred to as the “Audit Committee”.

I.           Composition of the Audit Committee

The Audit Committee shall be composed of all of the Directors who satisfy the following criteria:

(a)	each of whom shall not be an “interested person” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended;

(b)
each of whom shall not accept directly or indirectly any consulting, advisory, or other compensatory fee from the Fund (other than in his or her capacity as a member of the Board of Directors or any committee thereof) or have any other relationship to the Fund or Nomura Asset Management U.S.A. Inc. or its affiliates that may interfere with the exercise of such person’s independence from the Fund and Fund management;

(c)	each of whom shall otherwise satisfy the applicable independence requirements for any stock exchange on which Fund shares are listed;

(d)
each of whom shall be financially literate, as such qualification is interpreted by the Board of Directors in its business judgment, or shall become financially literate within a reasonable period of time after his or her appointment to the Audit Committee; and

(e)	at least one of whom shall have accounting or related financial management expertise, as the Board of Directors interprets such qualification in its business judgment.

The Audit Committee shall make a determination from time to time whether at least one member of the Audit Committee is a “financial expert” as defined in rules promulgated by the U.S. Securities and Exchange Commission (the “SEC”) under the Sarbanes-Oxley Act of 2002 and shall consider whether any member thereof serves on the audit committee of any other public companies.

II.           Purposes of the Audit Committee

The Audit Committee, in its capacity as a committee of the Board of Directors, is directly responsible for the appointment, compensation, and oversight of the Fund’s independent accountants (including the resolution of disagreements between Fund management and such independent accountants regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The Audit Committee shall report regularly to the Board of Directors with respect to the matters described in Section III of this Audit Committee Charter.  The Fund’s independent accountants report directly to the Audit Committee.

III.           Responsibilities and Duties of the Audit Committee

The policies and procedures of the Audit Committee shall remain flexible to facilitate its ability to react to changing conditions and to generally discharge its functions. The following listed responsibilities describe areas of attention in broad terms.

To carry out its purposes, the Audit Committee shall have the following responsibilities and duties:

(a)
upon submission of an application form by the Fund’s independent public accountants to the Public Company Accounting Oversight Board, to request (i) a copy of such application form; (ii) any material amendments to such application form; and (iii) the written findings of the Public Company Accounting Oversight Board in connection with that Board’s inspection of the Fund’s independent accountants;

(b)	to preapprove all auditing services to be provided to the Fund by the Fund’s independent accountants[1];

(c)
to preapprove all non-audit services, including tax services, to be provided to the Fund by the Fund’s independent accountants in accordance with the Securities Exchange Act of 1934, as amended (the “1934 Act”); provided, however, that the preapproval requirement with respect to the provision of non-audit services to the Fund by the Fund’s independent accountants may be waived by the Audit Committee under the circumstances described in the 1934 Act;[2]

(d)
to preapprove non-audit services to be provided to the Fund’s investment adviser (and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund) if the engagement relates directly to the operations and financial reporting of the Fund;

(e)
to ensure that the Fund’s independent accountants submit on a periodic basis to the Audit Committee a formal written statement delineating all relationships between such independent accountants and the Fund, consistent with Independence Standards Board Standard No. 1, to actively engage in a dialogue with the Fund’s independent accountants with respect to any disclosed relationships or services that affect the objectivity and independence of such independent accountants and, if deemed appropriate by the Audit Committee, to recommend that the Board of Directors take appropriate action in response to the report of such independent accountants to satisfy itself of the independence of such independent accountants;

(f)
to receive and consider specific written representations from the Fund’s independent public accountants with respect to the independence of such accountants, audit partner rotation, and conflicts of interest described in Section 10A(l) of the 1934 Act, and to consider whether the provision of any non-audit services to the Fund by the Fund’s independent accountants as described in Section III(c) of this Audit Committee Charter is compatible with maintaining the independence of those accountants;

(g)	to review arrangements for annual and special audits and the scope of such audits with the Fund’s independent accountants;

(h)	to review and discuss the Fund’s audited financial statements with Fund management;

(i)
to discuss with the independent accountants those matters required to be discussed by Statement of Accounting Standards Nos. 61 and 90, as may be modified or supplemented, relating to the Fund’s financial statements, including, without limitation, any adjustment to such financial statements recommended by such independent accountants, or any other results of any audit;

____________________
1 The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to grant such preapprovals; provided, however, that the Audit Committee shall not delegate preapproval of the audit required by the 1934 Act. The decisions of any member or members of the Audit Committee to whom such authority has been given shall be reported to the full Audit Committee at each of its scheduled meetings.
2 The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to grant such preapprovals. The decisions of any member or members of the Audit Committee to whom such authority has been granted shall be reported to the full Audit Committee at each of its scheduled meetings.

2

(j)
to cause to be prepared and to review and submit any report, including any recommendation of the Audit Committee, required to be prepared by the Audit Committee by rules or regulations promulgated by the SEC (“SEC Rules”) to be included in the Fund’s annual proxy statement;

(k)
to review and discuss any report required to be reviewed by the Audit Committee pursuant to SEC Rules, as well as any reports prepared by the independent accountants of the Fund with respect to all services provided by the independent accountants to the Fund and the Fund’s investment adviser and the fees related to such services;

(l)	to review legal and regulatory matters presented by counsel and the Fund’s independent accountants that may have a material impact on the Fund’s financial statements;

(m)
to establish and administer policies and procedures relating to (i) the hiring of employees and former employees of the Fund’s independent accountants and (ii) the resolution of any disagreements between Fund management and the Fund’s independent accountants regarding accounting and/or financial reporting policies and procedures;

(n)
to consider with the Fund’s independent accountants their comments with respect to the quality and adequacy of the Fund’s accounting and financial reporting policies, practices and internal controls and management’s responses thereto, including, without limitation, the effect on the Fund of any recommendation of changes in accounting principles or practices by management or the independent public accountants;

(o)
to receive and consider reports from the Fund’s independent accountants regarding (i) all critical accounting policies and practices to be used; (ii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with Fund management, including the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent accountants; (iii) other material written communications between the independent accountants and Fund management, such as any management letter or schedule of unadjusted differences; and (iv) all non-audit services provided to any entity in the Fund’s investment company complex that were not pre-approved by the Fund’s Audit Committee;

(p)
to receive reports from the principal executive officer and the principal financial officer, or persons performing similar functions, regarding: (i) all significant deficiencies in the design or operation of Fund internal controls that could adversely affect the Fund’s ability to record, process, summarize, and report financial data and have identified for the Fund’s independent accountants any material weaknesses in internal controls; (ii) any fraud, whether or not material, that involves Fund management or other employees who have a significant role in the Fund’s internal controls; and (iii) whether or not there have been significant changes in the Fund’s internal controls or in other factors that could significantly affect the Fund’s internal controls subsequent to the date of their most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses;

(q)
to establish procedures for (i) the receipt, retention and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission of concerns regarding questionable accounting or auditing matters;

(r)
to discuss with Fund management and the Fund’s independent accountants policies with respect to risk assessment and risk management and the quality and adequacy of the Fund’s internal controls and processes that could materially affect the Fund’s financial statements and financial reporting;

(s)	to assist the Fund, if necessary, in preparing any written affirmation or written certification required to be filed with any stock exchange on which Fund shares are listed;

3

(t)	to review and assess the adequacy of this Audit Committee Charter on an annual basis and recommend any changes to the Board of Directors; and

(u)
to perform such other functions consistent with this Audit Committee Charter, the Fund’s Articles of Incorporation, as applicable, the Fund’s By-laws and applicable law, as the Audit Committee or the Board of Directors deems necessary or appropriate.

In fulfilling their responsibilities under this Audit Committee Charter, it is recognized that members of the Audit Committee are not full-time employees of the Fund. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures. Each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Fund from which the Audit Committee receives information and (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations absent actual knowledge to the contrary (which actual knowledge shall be promptly reported to the Board of Directors).

Fund management is responsible for maintaining appropriate systems for accounting. The Fund’s independent public accountants are responsible for conducting a proper audit of the Fund’s financial statements and are directly accountable to the Audit Committee. The Audit Committee has the ultimate authority and responsibility to select (subject, if applicable, to shareholder approval) and evaluate the Fund’s independent accountants, to determine the compensation of the Fund’s independent accountants and, where appropriate, to replace the Fund’s independent public accountants (or to nominate the independent accountants to be proposed for shareholder approval in the proxy statement).

IV.           Meetings

The Audit Committee shall meet at least annually with the Fund’s independent accountants (outside the presence of Fund management) and at least annually with the representatives of Fund management responsible for the financial and accounting operations of the Fund. The Audit Committee shall hold special meetings when and if circumstances require. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in such meeting can hear each other.

V.           Assistance from Fund Management; Authority to Engage Advisers; Funding

The appropriate officers of the Fund shall provide or arrange to provide such information, data and services as the Audit Committee may request. The Audit Committee shall have the authority to discharge its responsibility, including the power and authority to retain their own independent counsel and other advisers. The Fund shall provide for appropriate funding, as determined by the Audit Committee as a committee of the Board of Directors, for payment of compensation to: (i) the Fund’s independent accountants, (ii) any advisers employed by the Audit Committee under this Section V and (iii) any ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

Dated: August 6, 2003

4

Exhibit II

CHARTER OF THE NOMINATING COMMITTEE
OF THE BOARD OF DIRECTORS

For the purpose of this Nominating Committee Charter, the Nominating Committee of each of Japan Smaller Capitalization Fund, Inc. and Korea Equity Fund, Inc. (each, a “Fund”) will be referred to as “Nominating Committee” in connection with the nomination of independent directors.

I.           Composition of the Nominating Committee

The members of the Nominating Committee shall be composed solely of all of the Independent Directors.3  The Chair of the Nominating Committee shall be selected by the members. The Nominating Committee will meet at least annually and at such dates and times as called by the Chair. A quorum shall consist of at least two Independent Directors.

II.           Purpose of the Nominating Committee

The Nominating Committee, in its capacity as a committee of the Board of Directors, is responsible for the process of identifying, evaluating, selecting and appointing Independent Directors to fill vacancies among the Independent Directors in accordance with the Statement of Criteria for the Selection of Independent Directors attached. Any person selected to serve as an Independent Director shall be nominated and selected to fill such office solely by the Nominating Committee. The Nominating Committee may retain consultants or search firms to assist it to identify Independent Director candidates on such terms and conditions, including fees, as the Nominating Committee considers appropriate.

III.           Qualifications of Candidates

The Nominating Committee will seek to identify candidates it believes are highly qualified to serve as Independent Directors of the Fund. It may consider Independent Director candidates recommended by shareholders, taking into account the same criteria applied to candidates identified by the Nominating Committee. In evaluating a candidate recommended by a shareholder, the Nominating Committee may consider, in addition to the criteria discussed above, the objectives of the shareholders in submitting the candidate’s name for nomination and whether or not such objectives are consistent with the interests of all shareholders.

III.           Independent Director Retirement Policy

The Nominating Committee has adopted this policy pertaining to retirement guidelines for Independent Directors. It is to be interpreted in connection with the Statement of Criteria for the Selection of Independent Directors. Questions about the application of this policy in specific cases will be addressed by the members of the Nominating Committee.

•
Independent Directors who continue to meet the criteria set forth in the Statement of Criteria for the Selection of Independent Directors may serve up to the age of 72. If an Independent Director reaches the age of 72 during a term of office to which he was elected prior to that date, he may complete his term but, upon the expiration of his term, shall not be re-nominated to serve another term and shall voluntarily resign from the Board.

______________________
1 Independent Directors are those who satisfy the following criteria: (a) each shall not be an “interested person” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, and (b) each shall otherwise satisfy the applicable independence requirements for any stock exchange on which Fund shares are listed.

•
Any Independent Director serving on the Board prior to July 2006 is expressly grandfathered from the basic retirement policy established above. Such Independent Director may serve up to the age of 82 if, in the judgment of the Nominating Committee, he continues to meet the criteria set forth in the Statement of Criteria for the Selection of Independent Directors, and is able to participate fully in the Board’s responsibilities and meetings. An Independent Director must resign at the end of the calendar year in which he reaches 82.

The Independent Directors have not established any compensation plan or other remuneration for retired Independent Directors. A retired Independent Director may, but shall not be required to, retain his stock ownership in the Shares of the Funds.

2

Statement of Criteria
for Selection of Independent Directors

The Nominating Committee of the Fund has adopted this statement of its views as to the appropriate criteria for the selection of Independent Directors to fill vacancies among the Independent Directors of the Fund.

–
The candidate must meet the definition of an Independent Director and have no material relationships that could create any appearance of impropriety with respect to or lack of independence from Nomura Asset Management U.S.A. Inc. or any of its affiliates.

–
The candidate must have the integrity, independence of mind and personal qualities to fulfill the fiduciary duties of an Independent Director of the Fund and to protect the interests of Fund shareholders.

–	The candidate needs to have corporate or other business experience in significant positions demonstrating sound business judgment.

–	The candidate should have financial and accounting experience and at least one Independent Director should qualify as an “Audit Committee Financial Expert.”

–	The candidate should have the ability to attend at least four regular meetings a year.

–	The candidate should add to the balance of experience of the present Independent Directors. Familiarity with the Asian markets in which the Fund invests is desirable.

3

JAPAN SMALLER CAPITALIZATION FUND, INC.
Two World Financial Center, Building B
New York, New York 10281

PROXY

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned shareholder of Japan Smaller Capitalization Fund, Inc., a Maryland corporation (the “Company”), hereby appoints Kenneth L. Munt and Neil A. Daniele as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of the Stockholders (the “Annual Meeting”) to be held at the offices of Nomura Securities International, Inc., Two World Financial Center, Building B, New York, New York, on Thursday, November 8, 2007, at 10:30 a.m., local time, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned at the Annual Meeting with all powers possessed by the undersigned if personally present at the Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.
_________________

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side hereof.  If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast “for” each of the nominees for director and, in any event, in the discretion of the Proxy holder on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof.
_________________

PLEASE COMPLETE, DATE AND SIGN ON REVERSE AND
RETURN PROMPTLY USING THE ENCLOSED ENVELOPE
_________________

Please sign exactly as name(s) appear(s) hereon.  When shares are held by joint owners, both should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give title as such.  If a corporation, please sign in full corporate name by president or other authorized officer.  If a partnership, please sign in partnership name by authorized persons.

Change of Address– Please print new address below.	Comments– Please print your comments below.

☒	PLEASE MARK VOTES
AS IN THIS EXAMPLE
_________________

JAPAN SMALLER CAPITALIZATION FUND, INC.
_________________

Mark box at right if an address change or comment has been noted on the reverse side of this card. ☐

CONTROL NUMBER:

Please be sure to sign and date this Proxy

The Board of Directors Recommends a Vote “For” All Class I Director Nominees	For All Nominees ☐	Withhold ☐	For All Nominees Except ☐

1.           Election of Directors:

William G. Barker, Jr.
John F. Wallace

NOTE:  If you do not wish your shares voted “For” a particular nominee, mark the “For All Nominees Except” box and strike a line through the nominee’s name.  Your shares will be voted for the remaining nominee.

2.           In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournments or postponements thereof.

For ☐	Against ☐	Abstain ☐

Date ________________

_____________ Shareholder sign here ______________ Co-owner sign here ______________